Scudder
International
Fund

Annual Report
March 31, 1999

No-Load Funds

A fund seeking long-term growth of capital primarily from foreign equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

This report applies to the International Shares of the Fund.

SCUDDER

                           Scudder International Fund

--------------------------------------------------------------------------------
Date of Inception: 6/18/53     Total Net Assets of         Ticker Symbol: SCINX
                              International Shares
                          as of 3/31/99: $3.1 billion
--------------------------------------------------------------------------------


o The International Shares of Scudder International Fund returned 7.18% for the twelve-month period ended March 31, 1999, beating the 5.17% return of the Fund's unmanaged benchmark index, the Morgan Stanley Capital International EAFE plus Canada Index.

o As of March 31, the Fund was ranked in the 11th percentile of comparable funds by Lipper Analytical Services for the trailing one-year period, and in the 17th and 15th percentiles for the trailing three- and five-year periods, respectively.^1

o Believing that Japan offers significant opportunities, the Fund increased its previously underweighted position by investing in selected financial and industrial restructuring stocks.

o The Fund continues to invest in European companies that we feel are poised to benefit from the process of restructuring, cost-cutting, and consolidation.

                                Table of Contents

 3  Letter from the Fund's Chairman        22  Notes to Financial Statements

 4  Performance Update                     27  Report of Independent Accountants

 5  Portfolio Summary                      28  Tax Information

 6  Portfolio Management Discussion        29  Shareholder Meeting Results

10  Glossary of Investment Terms           32  Officers and Directors

11  Investment Portfolio                   33  Investment Products and Services

17  Financial Statements                   34  Scudder Solutions

20  Financial Highlights

1 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Scudder International Fund's Lipper ranking was 59 out of 558 comparable funds for the one-year period ended March 31, 1999, and 55 out of 332 funds for the three-year period. For the five- and ten-year periods ended on the same date, the Fund was ranked 24 out of 165, and 11 out of 37, respectively.

                         2 - Scudder International Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     Significant changes have taken place in the international markets during the past twelve months. In Europe, the launch of the new currency has been just one of several catalysts fueling positive changes in the corporate culture. In Asia, the economic crisis has forced many corporations to begin the long overdue process of restructuring, and has prompted some of the region's governments to initiate meaningful reforms. And throughout the entire world, the forces of deflation and intensifying competition have compelled a myriad of companies to reexamine the way they do business. Although the process of change has often been a source of significant market volatility, it has also presented astute investors with the opportunity to build positions in stocks that are likely to benefit from the ongoing evolution of the global business environment.

     Scudder International Fund strives to invest in such companies. During this challenging period, the Fund's management team used an approach that balanced individual stock selection and top-down country and industry analysis to withstand significant market volatility. By focusing on stocks poised to benefit from the ongoing process of restructuring in Europe, as well as companies in Japan that are just beginning to recognize the importance of shareholder value, the Fund was able to beat its benchmark and demonstrate resilience when the markets were falling. For more information on the Fund's investment strategy, please turn to the Portfolio Management Discussion on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder International Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder International Fund

                         3 - Scudder International Fund

                     Performance Update as of March 31, 1999

---------------------
Fund Index Comparison
---------------------
                          Total Return
   ---------------------------------------------
   Period
   Ended       Growth of                Average
   3/31/1999   $10,000    Cumulative    Annual
   --------------------------------------------------
   Scudder International Fund - International Shares
   --------------------------------------------------
    1 Year      $ 10,718       7.18%     7.18%
    5 Year      $ 16,858      68.58%    11.01%
    10 Year     $ 26,858     168.58%    10.38%
   --------------------------------------------------
    MSCI EAFE & Canada Index
   --------------------------------------------------
    1 Year     $ 10,517        5.17%     5.17%
    5 Year     $ 15,276       52.76%     8.84%
    10 Year    $ 17,409       74.09%     5.70%


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

------------------------------
Growth of a $10,000 Investment
------------------------------

CHART DATA:

       Scudder International Fund -
            International Shares           MSCI EAFE & Canada Index
       ----------------------------        ------------------------

      '89           10000                          10000
      '90           11708                           8912
      '91           11878                           9130
      '92           11900                           8425
      '93           12985                           9350
      '94           15931                          11396
      '95           15610                          12081
      '96           18614                          13607
      '97           20613                          13895
      '98           25059                          16554
      '99           26858                          17409

           Yearly periods ended March 31

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART TITLE:

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended March 31

CHART DATA:

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 37.00  $ 34.69  $ 34.36  $ 35.69 $ 42.96  $ 39.72  $ 45.71  $ 48.07 $ 52.06  $ 50.07
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .43   $  .74   $   --   $  .83  $  .69   $   --   $  .40   $ 1.28  $  .25   $   --
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $ 3.15   $ 1.98   $  .40   $  .86  $  .09   $ 2.42   $ 1.18   $ 1.19  $ 5.35   $ 5.56
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                17.08     1.46      .18     9.12   22.69    -2.02    19.25    10.74   21.57     7.18
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)              -10.87     2.44    -7.73    10.99   21.87     6.02    12.62     2.12   19.13     5.17
-----------------------------------------------------------------------------------------------------------------------------

Effective April 3, 1998, the Fund offered an additional class of shares. As part of this transaction, the Fund now comprises two share classes: International Shares and Barrett International Shares. The total return information provided is for the Fund's International Share Class.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                         4 - Scudder International Fund

                     Portfolio Summary as of March 31, 1999

------------
Geographical
------------

(Excludes 4% Cash Equivalents)

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Europe                          69%

   Japan                           21%

   Pacific Basin                    8%

   Canada                           1%

   Latin America                    1%
   ------------------------------------
                                  100%
   ------------------------------------

Fund management increased the portfolio's weighting in Japan and the Pacific Basin while reducing its holdings in Europe.

-------
Sectors
-------

 (Excludes 4% Cash Equivalents)

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Manufacturing                   18%

   Financial                       18%

   Technology                      10%

   Communications                  10%

   Energy                           7%

   Service Industries               7%

   Consumer Staples                 6%

   Health                           5%

   Media                            5%

   Other                           14%
   ------------------------------------
                                  100%
   ------------------------------------

Sector weightings are largely the result of decisions we make on a stock-by-stock basis.

---------------------------
Ten Largest Equity Holdings
---------------------------

(18% of Portfolio)

    1. Telecom Italia SpA
       Telecommunication services

    2. Nokia AB
       Manufacturer of telecommunication systems and equipment

    3. Reuters Group plc
       International news and information organization

    4. Hoechst AG
       Chemical producer

    5. Mannesmann AG
       Manufacturer of diversified industrial products

    6. Elf Aquitaine SA
       Petroleum company

    7. SmithKline Beecham plc
       Manufacturer of ethical drugs and healthcare products

    8. Rio Tinto plc
       Mining company

    9. Pearson plc
       Diversified media and entertainment holding company

   10. Shell Transport & Trading plc
       Petroleum company

    The Fund's top holdings reflect the opportunities available in European companies that are restructuring and cutting costs.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                         5 - Scudder International Fund

                         Portfolio Management Discussion

In the following interview, Portfolio Manager Irene Cheng discusses Scudder International Fund's strategy and the market environment during the twelve-month period ended March 31, 1999.

Q: The past twelve months have been an extremely interesting time in the overseas markets. In your view, what have been the key drivers of market performance in this period?

A: The investment landscape has changed considerably in recent months. Once the emerging markets crises dissipated, European stocks rebounded sharply as investors refocused their attention on the potential benefits of the new currency, the euro. Anticipation of a new wave of merger and restructuring activity, increased economic integration, and greater efficiency combined to fuel expectations for stronger growth in the region. By early 1999, however, equity valuations reflected these developments.

As a result, the markets were vulnerable when new concerns arose in mid-January. Investors became nervous when the outlook for economic growth and corporate profits deteriorated, which in turn led to weakness in the euro. Growth estimates were revised downward, with most countries' GDP forecasts falling under 2.0%. At the same time, the German market came under pressure due in part to the policies of the country's left-wing finance minister, Oskar Lafontaine. While the markets rallied following his resignation, the combination of political and economic difficulties led to negative investor sentiment in the first quarter.

Q:  How did these developments affect your weighting in European stocks?

A: We elected to take profits on a stock-by-stock basis in companies whose valuations had begun to look less attractive. For instance, we pared our position in German utilities, which faced uncertainty regarding taxes and regulation. In addition, we trimmed our position in telecom stocks, which began to appear fully valued following a strong run-up in 1998. As bottom-up stockpickers, one of our areas of focus was consolidation activity, which continues to provide opportunities despite a sluggish economy. General Electric Co. plc, a defense company and a holding in the portfolio, announced the sale of its Marconi division to British Aerospace. In the leisure goods arena, LVMH, another portfolio holding, acquired a position in Gucci and later bid for the entire company. Telecom Italia, one of our telecommunications stocks, has received offers from Olivetti and Deutsche Telekom. We expect to see further merger and acquisition activity as the year progresses.

Q: After performing poorly for most of the reporting period, Japanese stocks came to life in the first quarter of 1999. To what do you attribute this change of direction?

A: Investors are beginning to realize that Japan has finally begun to take meaningful steps toward resolving its financial crisis. We are seeing positive indications that both the public and private sectors have made a commitment to change. The government implemented a reform package designed to help the banking system, and has attached important conditions for the banks to meet

                         6 - Scudder International Fund
in order to receive public funds. For instance, they are requiring improved levels of profitability, aggressive restructuring, and full bad debt disclosure. In addition, the authorities have lowered interest rates to an effective level of 0%, and provided a massive fiscal stimulus package. Over time, we expect that these initiatives will lead to a positive investment backdrop in Japan by helping to alleviate the country's credit crunch.

Stocks have also benefited from private sector reforms; most notably, the shift from a business model that focused on lifetime employment to one that emphasizes profitability. Although more evidence will be needed before we are convinced that these changes will be permanent, we believe that the transition has already created numerous opportunities to invest in individual companies that are poised to turn around. If Japanese firms are able to unlock value on a scale similar to that of their counterparts in the U.S. and Europe in the past ten years, the impact on profits could be substantial.

Q: Have you increased the Fund's weighting in Japan in response to these changes?

A: Yes. We only had 9% of assets in Japan as of September 30, but by the end of the first quarter of 1999 we had increased the Fund's weighting to 21%. As of March 31, one-third of this position was invested in industrial restructuring candidates that have demonstrated a growing emphasis on profitability, and an additional one-third was held in financial stocks. The final one-third was in domestic growth and global technology stocks.

Q:  How did the Fund perform in this environment?

A: For the twelve-month period ended March 31, 1999, the International Shares of the Fund returned 7.18% versus 5.17% for the Fund's unmanaged benchmark, the MSCI EAFE + Canada Index. We attribute the outperformance to superior individual stock selection, particularly in Europe. Our position in the telecommunications sector, where we began adding aggressively in the first and second quarters of last year, made a significant contribution to returns. In addition, our defensive portfolio positioning in the second half of 1998 helped to provide a cushion during the correction of August and September.

Q:  Please review your investment process.

A: We combine three analytical disciplines to select the optimal combination of stocks for the portfolio. First, we utilize pure bottom-up stock selection -- what we like to call "tire kicking" -- to evaluate companies based on their financial statements, valuations, and market positions. Second, we use top-down country analysis to alert us when changes in the macroeconomic environment may have important implications for our individual holdings. Finally, we use a thematic approach to uncover industries that may benefit from secular changes in the business environment. The combination of these disciplines tells us what to buy, and when to do so. For instance, we used fundamental analysis to select the stocks that we felt to be the best buy candidates in the Japanese market, but did not begin to increase our positions until our top-down discipline revealed that Japan was beginning to look increasingly attractive relative to Europe.

                         7 - Scudder International Fund

Q:  What are some individual holdings that illustrate your investment style?

A: In response to the changes taking place in Japan, we purchased shares in a number of Japanese banks, including Bank of Tokyo Mitsubishi ("BOTM") and Sanwa Bank. We believe that these companies are likely to emerge from the restructuring of the financial sector with significant competitive advantages. BOTM, which is the largest bank in the world by asset size, already possesses a strong balance sheet, and is therefore opting out of the government's capital injection plan. In an effort to improve profitability, management at BOTM has embarked on a strategy that includes selling its downtown Tokyo headquarters and reducing the size of its balance sheet. Sanwa, meanwhile, has the highest branch penetration and efficiency ratios of any Japanese bank. In a deregulated financial services environment, we expect both of these companies to be strong competitors.

In Europe, we benefited from our holding in Reuters, the British financial services provider that we bought last year when it was very much out of favor with investors. Believing that the company was attractively valued given its strong franchise and favorable earnings prospects, we established a large position that has performed well. We also bought shares of Telecom Italia, which was undervalued because of regulatory concerns and a long history of poor management. We feel that the stock has significant growth potential because of its favorable product mix and cost-cutting initiatives. Due in part to the takeover speculation, the stock has risen strongly in the past year.

                           Scudder International Fund:
                          A Team Approach to Investing

Scudder International Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Irene Cheng, Lead Portfolio Manager, joined the Adviser in 1993. Ms. Cheng has over 16 years of industry experience and focuses on portfolio management and equity strategy for the Adviser's international equity accounts. Nicholas Bratt, Portfolio Manager, directs the Adviser's overall global equity investment strategies. Mr. Bratt joined the Adviser and the team in 1976. Carol L. Franklin, Portfolio Manager, joined the Fund's portfolio management team in 1986 and has over 21 years of experience in finance and investing. She joined the Adviser in 1981.

                         8 - Scudder International Fund

Q:  What is your outlook for the foreign markets?

A: The remainder of the year is sure to present a host of challenges and opportunities for investors. Although economic activity is slowing in Europe, individual companies are restructuring and becoming more competitive. While Japan continues to suffer from past excesses, it is evident that steps are being taken to set things right. On a global basis, advances in technology have contributed to deflation, but have helped many companies work smarter and faster. As winners and losers emerge from this environment, astute investors will recognize the impact of these changes, and benefit from them. Going forward, we will continue to build and maintain a portfolio that strives to capture these investment opportunities in a balanced and prudent fashion.

                         9 - Scudder International Fund

                          Glossary of Investment Terms

BOTTOM-UP INVESTING STYLE  An investment style that focuses on the use of research to assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that most significant determinant of performance is individual stock selection, rather than industry or country allocation.

DEFENSIVE SECURITIES       Stocks and bonds that are more conservative than
                           average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

EMU (EUROPEAN MONETARY     The integration of European economies involving,
UNION)                     among other changes, a move to a single currency for
                           member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

FISCAL POLICY              Decisions concerning government spending typically
                           designed to level out the business cycle, promote price stability, and achieve sustained growth within the economy.

RESTRUCTURING              The general term for major corporate changes aimed at
                           greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

TOP-DOWN INVESTING STYLE   A method in which the investor first looks at trends
                           in the general economy (or, in the case of international investing, the economies of several countries), and next selects companies or industries that stand to benefit from those trends. Opposite of bottom-up investing.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                         10 - Scudder International Fund

                    Investment Portfolio as of March 31, 1999

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/1999 at 4.9%, to be
  repurchased at $24,737,366 on 4/1/1999, collateralized by a $23,460,000 U.S.                                      ----------
  Treasury Bond, 8.25%, 5/15/2005 (Cost $24,734,000) .................................        24,734,000            24,734,000
                                                                                                                    ----------
Commercial Paper 3.2%
------------------------------------------------------------------------------------------------------------------------------
United States

Ameritech Capital Funding Corp., 4.87%**, 5/6/1999 ...................................        50,000,000            49,764,236

Quincy Capital Corp., 4.9%**, 4/12/1999 ..............................................        50,000,000            49,925,139
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $99,689,375)                                                                           99,689,375
------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 0.1%
------------------------------------------------------------------------------------------------------------------------------
Philippines

International Container Terminal Services, Inc., 1.75%, 3/13/2004 (Putable 3/13/2002)                                ---------
  (Cost $3,114,799) ..................................................................         2,753,000             2,340,050
                                                                                                                     ---------
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.9%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.5%

YPF S.A. "D" (ADR) (Petroleum company) ...............................................           515,200            16,261,000
                                                                                                                    ----------
Australia 1.6%

Broken Hill Proprietary Co. Ltd. (Petroleum, mineral and steel exploration and production)     2,822,575            24,074,638

WMC Ltd. (Mineral exploration and production) ........................................         4,802,500            15,288,437

Woodside Petroleum Ltd. (Oil and gas producer) .......................................         1,814,600            10,979,101
                                                                                                                    ----------
                                                                                                                    50,342,176
                                                                                                                    ----------
Canada 1.3%

Canadian National Railway (Railroad operator) ........................................           723,000            40,294,433
                                                                                                                    ----------
China 0.4%

Anhui Expressway Co., Ltd. "H" (Developer and manager of toll highways in Anhui province)     18,717,000             1,811,439

Jiangsu Expressway Co., Ltd. "H" (Developer and manager of toll highways in Jiangsu Province) 14,973,000             2,936,829

Shenzhen Expressway Co. "H" (Highway developer) ......................................        15,964,000             3,110,606

Sichuan Expressway Co. "H" (Developer of toll roads, bridges and tunnels) ............        18,436,000             1,356,026

Zhejiang Expressway Co., Ltd. "H" (Road construction and management) .................        16,126,000             2,746,799
                                                                                                                     ----------
                                                                                                                    11,961,699
                                                                                                                    ----------
Denmark 0.3%

Unidanmark A/S "A" (Registered) (Financial services company) .........................           117,700             8,043,592
                                                                                                                     ----------
Finland 2.6%

Fortum Corp.* (Provider of a full range of energy related services) ..................           942,033             4,591,643

    The accompanying notes are an integral part of the financial statements.

                         11 - Scudder International Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Nokia AB "A" (Manufacturer of telecommunication systems and equipment) ...............           465,300            74,978,390
                                                                                                                    ----------
                                                                                                                    79,570,033
                                                                                                                    ----------
France 14.5%

AXA S.A. (Provider of insurance, finance and real estate services) ...................           169,835            22,539,848

Accor S.A. (Provider of catering, hotel and travel services) .........................           158,968            39,515,089

Air Liquide (Producer of industrial gases) ...........................................            75,212            11,217,385

Alstom* (Designer and manufacturer of infrastructure systems and components) .........           299,275             8,894,644

Banque Nationale de Paris (Bank) .....................................................           316,690            27,586,386

Christian Dior (Fashion house) .......................................................           184,105            23,657,718

Club Mediterranee SA (Operator of vacation resorts) ..................................            60,992             5,405,205

Compagnie Generale des Etablissements Michelin "B" (Tire manufacturer) ...............           275,140            12,355,211

Elf Aquitaine SA (Petroleum company) .................................................           408,588            55,550,972

Etablissements Economiques du Casino Guichard-Perrachon S.A. (Operator of supermarkets and
  convenience stores) ................................................................           427,332            23,969,457

LVMH (Louis Vuitton Moet Hennessy) (Producer of wines, spirits and luxury products) ..            58,959            14,623,732

Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual production
  and services, telecommunications and media) ........................................         1,113,120            36,198,418

Pernod Ricard (Manufacturer of spirits, whiskey, wines, and fruit juices) ............           146,244             9,301,435

Rhone-Poulenc S.A. "A" (Producer of medical, agricultural and consumer chemicals) ....           569,677            25,796,936

STMicroelectronics NV* (Designer, developer, manufacturer and marketer of semiconductor
  integrated circuits) ...............................................................           263,417            26,177,065

Societe BIC SA (Manufacturer of office supplies) .....................................           615,087            32,406,833

Suez Lyonnaise des Eaux (Provider of water supply and treatment services) ............           114,458            21,202,271

Thomson CSF (Manufacturer of aerospace systems and industrial electronics products) ..           504,390            15,426,888

Total S.A. "B" (Producer of oil and natural gas) .....................................            48,709             6,006,483

Union des Assurances Federales (Insurance group) .....................................           136,948            16,428,734

Vivendi (Industrial services) ........................................................            81,783            20,143,400
                                                                                                                   -----------
                                                                                                                   454,404,110
                                                                                                                   -----------
Germany 12.1%

Allianz AG (Multi-line insurance company) ............................................            72,883            22,212,670

BASF AG (International chemical producer) ............................................           788,252            28,879,535

Deutsche Telekom AG (Telecommunication services) .....................................           910,954            37,165,401

Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .........           119,282             6,381,247

Hoechst AG (Chemical producer) .......................................................         1,375,481            59,685,050

Mannesmann AG (Manufacturer of diversified industrial products) ......................           463,014            59,197,625

Metro AG (Operator of building, clothing, department, electronic and food stores) ....           532,912            33,387,524

SAP AG (pfd.) (Manufacturer of computer software) ....................................            65,964            21,244,605

    The accompanying notes are an integral part of the financial statements.

                         12 - Scudder International Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Schering AG (Producer of pharmaceuticals and chemicals) ..............................           264,783            30,862,824

Siemens AG (Electrical engineering and electronics company) ..........................           402,572            26,931,443

VEBA AG (Electric utility, distributor of oil and chemicals) .........................           569,000            29,947,919

VIAG AG (Provider of electrical power and natural gas services, aluminum products, chemicals,
  ceramics and glass) ................................................................            42,829            23,648,263
                                                                                                                   -----------
                                                                                                                   379,544,106
                                                                                                                   -----------
Hong Kong 2.8%

Cheung Kong Holdings Ltd. (Real estate company) ......................................         3,225,000            24,553,197

Citic Pacific Ltd. (Diversified holding company) .....................................         8,983,000            18,894,496

Cosco Pacific Ltd. (Investment holding company) ......................................         7,092,000             3,317,440

GZI Transport Ltd. (Developer and manager of toll highways in Guangdong Province) ....         4,524,000               712,211

Hong Kong & China Gas Co., Ltd. (Gas utility) ........................................                18                    25

Kerry Properties, Ltd. (Real estate company) .........................................         7,066,155             5,653,289

New World Development Co., Ltd. (Property investment and development, construction and
  engineering, hotels and restaurants, telecommunications) ...........................         7,721,298            15,194,502

New World Infrastructure Ltd.* (Investment and operation of infrastructure projects) .         6,600,000             8,601,845

Sun Hung Kai Properties Ltd. (Real estate developer and finance company) .............         1,410,000            10,507,452
                                                                                                                   -----------
                                                                                                                    87,434,457
                                                                                                                   -----------
Hungary 0.1%

The First Hungary Fund Ltd. "A"* (Investment company) ................................             3,619             3,257,100
                                                                                                                   -----------
Italy 8.3%

Arnoldo Mondadori Editore SpA (Book publisher) .......................................           763,000            11,420,884

Assicurazioni Generali (Insurance company) ...........................................           320,600            12,854,727

Banca Commerciale Italiana SpA (Commercial bank) .....................................         3,046,000            25,018,940

Banca Nazionale del Lavoro* (Bank) ...................................................         2,896,900            10,143,877

Class Editori SpA* (Publishing house) ................................................           871,900             7,745,758

Finmeccanica SpA* (Designer and developer of aeronautical equipment) .................        22,814,000            23,028,928

Gruppo Editoriale L'Espresso (Publisher) .............................................           587,000             6,597,765

Istituto Bancario San Paolo di Torino (Commercial bank) ..............................           640,900            10,424,427

Istituto Nazionale delle Assicurazione (Insurance company) ...........................         7,529,400            22,784,726

La Rinascente SpA (Department store and supermarket chain) ...........................           976,100             7,627,075

Mediaset SpA (Broadcasting and television networks) ..................................         1,803,400            16,976,011

Seat Pagine Gialle SpA (Publisher of telecommunication directories and provider of advertising
  services) ..........................................................................         5,704,900             6,689,647

Seat Pagine Gialle SpA di Risparmio ..................................................        26,957,001            21,559,005

Telecom Italia SpA (Telecommunication services) ......................................         6,702,000            71,272,984

    The accompanying notes are an integral part of the financial statements.

                         13 - Scudder International Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Telecom Italia SpA di Risparmio ......................................................           636,300             3,782,248
                                                                                                                   -----------
                                                                                                                   257,927,002
                                                                                                                   -----------
Japan 20.1%

Asahi Glass Co., Ltd. (Manufacturer of glass products) ...............................         2,185,000            15,866,757

Bank of Tokyo-Mitsubishi, Ltd. (Provider of financial services) ......................         1,217,000            16,770,616

Canon Inc. (Producer of visual image and information equipment) ......................           460,000            11,380,562

Daiwa Securities Co., Ltd. (Provider of brokerage and other financial services) ......         7,274,000            39,001,858

Fuji Bank, Ltd. (Provider of commercial and institutional banking services) ..........         2,576,000            15,247,623

Fujitsu Ltd. (Manufacturer of computers) .............................................         1,668,000            26,788,280

Hitachi Ltd. (Manufacturer of general electronics) ...................................         2,098,000            15,536,148

Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)        1,575,000            30,720,679

Mitsubishi Estate Co., Ltd. (Real estate company) ....................................         1,846,000            18,782,656

Mitsui Fudosan Co., Ltd. (Real estate company) .......................................         1,553,000            13,991,818

Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied electronic components)           473,000            25,161,699

NEC Corp. (Manufacturer of telecommunication and computer equipment) .................         2,512,000            30,225,450

Nichiei Co., Ltd. (Finance company for small and medium-sized firms) .................           134,010            12,005,793

Nikko Securities Co., Ltd. (Leading securities broker and dealer) ....................         8,261,000            38,364,857

Nintendo Co., Ltd. (Manufacturer of game equipment) ..................................           151,300            13,056,540

Nippon Telegraph & Telephone Corp. (Telecommunication services) ......................             3,232            31,656,844

NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) ..................         3,247,000            15,079,372

NTT Mobile Communication Network, Inc. (Provider of various telecommunication services
  and equipment) .....................................................................               636            31,416,026

Sakura Bank, Ltd. (Bank) .............................................................         5,394,000            16,350,975

Sanwa Bank, Ltd. (Bank) ..............................................................         1,409,000            15,288,060

Shin-Etsu Chemical Co., Ltd. (Producer and distributor of synthetic resins and chemicals)        635,000            16,675,251

Sony Corp. (Manufacturer of consumer electronic products) ............................           293,300            27,041,908

Sumitomo Electric Industries, Ltd. (Manufacturer of electric wires and cables) .......           889,000            10,539,188

Sumitomo Trust & Banking Co., Ltd. (Trust bank) ......................................         3,751,000            15,677,995

TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ..........................           292,000            23,645,022

Teijin Ltd. (Manufacturer of polyester products) .....................................         3,881,000            15,664,257

Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) .............           480,000            24,845,056

Toshiba Corp. (Manufacturer of electric machinery) ...................................         5,559,000            37,973,748

Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of ethical drugs) ..................           710,000            22,481,635
                                                                                                                   -----------
                                                                                                                   627,236,673
                                                                                                                   -----------
Korea 0.4%

Samsung Electronics Co., Ltd. (Manufacturer of consumer and industrial electronic equipment)     182,900            14,160,962
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                         14 - Scudder International Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Netherlands 4.6%

AEGON Insurance Group NV (Insurance company) .........................................           248,470            22,704,555

Akzo-Nobel NV (Producer and marketer of healthcare products, coatings, chemicals and fibers)     499,500            18,516,335

Elsevier NV (International publisher of scientific, professional, business, and consumer
  information books) .................................................................         1,685,000            25,130,690

Equant NV* (Provider of international data network services) .........................           350,810            26,691,319

Heineken Holding NV "A" (Producer and distributor of beers, spirits, wines and soft drinks)      803,355            30,604,976

Koninklijke Ahold NV (International food retailer) ...................................           441,240            16,928,896

United Pan-Europe Communications NV* (Provider of television and telecommunication services)     100,163             3,929,519
                                                                                                                   -----------
                                                                                                                   144,506,290
                                                                                                                   -----------
Philippines 0.0%

International Container Terminal Services, Inc.* (Containerized cargo handling firm) .        10,537,050               707,002
                                                                                                                   -----------
Spain 0.6%

Argentaria Caja Postal y Banco Hipotecario de Espana, SA (Bank) ......................           821,176            19,755,445
                                                                                                                   -----------
Switzerland 4.7%

Nestle SA (Registered) (Food manufacturer) ...........................................            17,186            31,300,182

Novartis AG (Registered) (Pharmaceutical company) ....................................            20,883            33,959,892

Roche Holdings AG (PC) (Producer of drugs and medicines) .............................             1,712            20,929,662

Swisscom AG* (Operator of telecommunication networks and network application services)            97,256            38,073,736

UBS AG (Registered) (Provider of banking and asset management services) ..............            66,561            20,963,030
                                                                                                                   -----------
                                                                                                                   145,226,502
                                                                                                                   -----------
Taiwan 2.6%

Asustek Computer Inc.* (Manufacturer of computer mainboards, audio, video and network cards)     632,000             5,338,965

China Development Industrial Bank Inc.* (Venture capital firm and investment bank) ...         4,514,000             7,626,610

Compal Electronics Inc.* (Manufacturer and marketer of notebook computers and color monitors)  3,912,022            10,268,394

Far Eastern Textile Ltd. (Manufacturer of natural and synthetic textile products) ....        17,817,000            17,524,037

Hon Hai Precision Industry* (Manufacturer of electronic connectors, cable assemblies and
  memory chips)                                                                                1,861,000             9,938,060

Siliconware Precision Industries Co.* (Manufacturer of integrated circuit plates) ....         7,444,000            15,159,753

Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits and other
  semiconductor devices) .............................................................         4,781,000            15,001,478
                                                                                                                   -----------
                                                                                                                    80,857,297
                                                                                                                   -----------
United Kingdom 18.4%

BOC Group plc (Producer of industrial gases) (b) .....................................         2,626,692            36,555,636

BP Amoco plc (Producer of oil and petrochemicals) (b) ................................         2,007,452            33,933,587

Carlton Communications plc (Television post production products and services) ........         2,354,778            23,228,924

Enterprise Oil plc (Explorer and producer of oil and gas) ............................         1,550,619             8,918,625

    The accompanying notes are an integral part of the financial statements.

                         15 - Scudder International Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
General Electric Co., plc (Manufacturer of power, communications and defense equipment) (b)    3,706,346            33,300,369

Glaxo Wellcome plc (Pharmaceutical company) ..........................................           888,148            29,782,404

Imperial Chemical Industries plc (International chemical producer) ...................         1,640,102            14,696,088

LASMO plc (Explorer and producer of oil) (b) .........................................         5,150,872            10,478,261

Marks & Spencer, plc (Retailer of consumer goods and foods) (b) ......................         2,226,587            14,657,534

Monument Oil and Gas plc (Explorer and producer of oil and gas) ......................         7,559,921             5,187,333

Orange plc* (Operator of digital mobile telephone networks) ..........................         2,842,834            39,747,270

Pearson plc (Diversified media and entertainment holding company) ....................         1,907,289            43,664,717

Reed International plc (Publisher of scientific, professional and business to business materials)                    2,706,485
  24,076,599

Reuters Group plc (International news and information organization) (b) ..............         4,387,671            64,321,745

Rio Tinto plc (Mining company) .......................................................         3,301,080            45,568,012

Royal & Sun Alliance Insurance Group plc (Multi-line insurance holding company) ......         1,617,424            15,276,282

Select Appointments Holdings plc* (Provider of recruitment services) .................         1,098,634            14,757,550

Shell Transport & Trading plc (Petroleum company) ....................................         6,001,208            40,378,688

SmithKline Beecham plc (Manufacturer of ethical drugs and healthcare products) .......         3,386,115            48,901,250

Vodafone Group plc (Provider of telecommunication services) ..........................         1,572,478            29,195,797
                                                                                                                   -----------
                                                                                                                   576,626,671
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,413,194,091)                                                                        2,998,116,550
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $2,540,732,265) (a)                                                    3,124,879,975
------------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate (unaudited).


(a) The cost for federal income tax purposes was $2,549,155,776. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $575,724,199. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $676,829,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $101,105,055.

(b) At March 31, 1999, these securities, in part or in whole, have been segregated to cover forward currency contracts.

    The accompanying notes are an integral part of the financial statements.

                         16 - Scudder International Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $2,540,732,265) ............      $3,124,879,975

                  Cash ...............................................................               1,369

                  Foreign currency holdings, at market (identified cost $1,321,101) ..           1,320,639

                  Receivable for investments sold ....................................          28,403,052

                  Receivable for Fund shares sold ....................................           3,680,193

                  Dividends and interest receivable ..................................           9,041,381

                  Foreign taxes recoverable ..........................................           4,067,692

                  Other assets .......................................................              37,167
                                                                                             ----------------
                  Total assets .......................................................       3,171,431,468

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ..................................          36,503,817

                  Payable for Fund shares redeemed ...................................          18,235,157

                  Unrealized depreciation on forward currency exchange contracts .....             395,932

                  Accrued management fee .............................................           2,051,746

                  Other payables and accrued expenses ................................           1,471,257
                                                                                             ----------------
                  Total liabilities ..................................................          58,657,909

                  -----------------------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $3,112,773,559
                  -----------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:

                  Undistributed net investment income ................................           2,638,610

                  Unrealized appreciation (depreciation) on:

                     Investments .....................................................         584,147,710

                     Foreign currency related transactions ...........................            (426,437)

                  Accumulated net realized gain (loss) ...............................         206,243,900

                  Paid-in capital ....................................................       2,320,169,776

                  -----------------------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $3,112,773,559
                  -----------------------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  International Shares

                  Net asset value, offering and redemption price per share
                  ($3,089,668,777 / 61,709,689 shares of capital stock                       --------------------------------
                  outstanding, $.01 par value, 100,000,000 shares authorized) ........             $50.07
                                                                                             --------------------------------

                  Barrett International Shares

                  Net asset value, offering and redemption price per share ($23,104,782
                  / 460,840 shares of capital stock outstanding, $.01 par value, 100,000,000 --------------------------------
                  shares authorized) .................................................             $50.14
                                                                                             --------------------------------

    The accompanying notes are an integral part of the financial statements.

                         17 - Scudder International Fund

                             Statement of Operations

                            year ended March 31, 1999


Investment Income
-------------------------------------------------------------------------------------------------------------
                  Income:

                  Dividends (net of foreign taxes withheld of $6,411,078) ......             $  52,285,237

                  Interest .....................................................                 9,490,808
                                                                                             ----------------
 ...............................................................................                61,776,045
                                                                                             ----------------

                  Expenses:

                  Management fee ...............................................                23,819,941

                  Services to shareholders .....................................                 7,389,758

                  Custodian and accounting fees ................................                 2,319,746

                  Directors' fees and expenses .................................                    63,387

                  Reports to shareholders ......................................                   430,297

                  Auditing .....................................................                   159,558

                  Legal ........................................................                    69,182

                  Registration fees ............................................                    98,771

                  Other ........................................................                   228,884
                                                                                             ----------------
                                                                                                34,579,524
-------------------------------------------------------------------------------------------------------------
                  Net investment income                                                         27,196,521
-------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:

                  Investments ..................................................               505,050,696

                  Foreign currency related transactions (including CPMF tax of $45,856)         (9,203,032)
                                                                                             ----------------
                                                                                               495,847,664
                                                                                             ----------------
                  Net unrealized appreciation (depreciation) during the period on:

                  Investments ..................................................              (310,921,292)

                  Foreign currency related transactions ........................                  (242,949)
                                                                                             ----------------
                                                                                              (311,164,241)
-------------------------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                   184,683,423
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $ 211,879,944
-------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         18 - Scudder International Fund

                                   Statements of Changes in Net Assets

                                                                                   Years Ended March 31,

Increase (Decrease) in Net Assets                                                1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:

                  Net investment income ..................................  $ 27,196,521      $ 23,071,776

                  Net realized gain (loss) from investment transactions ..   495,847,664       283,592,889

                  Net unrealized appreciation (depreciation) on
                  investment
                     transactions during the period ......................  (311,164,241)      229,773,170
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets resulting from
                  operations .............................................   211,879,944       536,437,835
                                                                           ----------------  ----------------
                  Distributions to shareholders from:

                  Net investment income-- International Shares ...........            --       (12,911,722)
                                                                           ----------------  ----------------
                  Net realized gains-- International Shares ..............  (303,892,941)     (274,137,681)
                                                                           ----------------  ----------------
                  Net realized gains-- Barrett International Shares ......    (2,373,251)               --
                                                                           ----------------  ----------------
                  Fund share transactions:

                  Proceeds from shares sold .............................. 2,263,481,804     1,071,204,110

                  Net asset value of shares issued to shareholders in
                  reinvestment
                     of distributions ....................................   290,405,369       269,844,500

                  Cost of shares redeemed ............................... (2,231,646,711)   (1,288,548,383)
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets from Fund share
                  transactions ...........................................   322,240,462        52,500,227
                                                                           ----------------  ----------------
                  Increase (decrease) in net assets ......................   227,854,214       301,888,659

                  Net assets at beginning of period ...................... 2,884,919,345     2,583,030,686

                  Net assets at end of period (including undistributed
                  net investment income of $2,638,610 and                 -----------------  ----------------
                  $6,551,066, respectively) ............................. $3,112,773,559    $2,884,919,345
                                                                          ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                         19 - Scudder International Fund

                                           Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Shares (b)

                                                                                       Years Ended March 31,

                                                                     1999        1998       1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                                   ----------------------------------------------------------
Net asset value, beginning of period ...........................   $ 52.06     $ 48.07    $ 45.71     $ 39.72     $ 42.96
                                                                   ----------------------------------------------------------
Income from investment operations:

Net investment income ..........................................    .47(c)         .43        .30         .38         .21

Net realized and unrealized gain (loss) on investment transactions    3.10        9.16       4.53        7.19      (1.03)
                                                                   ----------------------------------------------------------
Total from investment operations ...............................      3.57        9.59       4.83        7.57       (.82)
                                                                   ----------------------------------------------------------
Less distributions:

From net investment income .....................................        --       (.25)     (1.28)       (.40)          --

From net realized gains on investment transactions .............    (5.56)      (5.35)     (1.19)      (1.18)      (2.42)
                                                                   ----------------------------------------------------------
Total distributions ............................................    (5.56)      (5.60)     (2.47)      (1.58)      (2.42)
                                                                   ----------------------------------------------------------

                                                                   ----------------------------------------------------------
Net asset value, end of period .................................   $ 50.07     $ 52.06    $ 48.07     $ 45.71     $ 39.72
                                                                   ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...........................................      7.18       21.57      10.74       19.25      (2.02)

Ratios and Supplemental Data

Net assets, end of period ($ millions) .........................     3,090       2,885      2,583       2,515       2,192

Ratio of operating expenses to average net assets (%) ..........      1.17        1.18       1.15        1.14        1.19

Ratio of net investment income to average net assets (%) .......       .92         .83        .64         .86         .48

Portfolio turnover rate (%) ....................................      79.9        55.7       35.8        45.2        46.3

(a)  Based on monthly average shares outstanding during the period.

(b) On April 3, 1998, existing shares of the Fund were designated as International Shares.

(c) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

                         20 - Scudder International Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Barrett International Shares                                  For the Period
                                                               April 3, 1998
                                                              (commencement
                                                              of sale of Barrett
                                                               International
                                                                Shares) to
                                                              March 31, 1999

--------------------------------------------------------------------------------
                                                              ------------------
Net asset value, beginning of period                              $52.40
                                                              ------------------
Income from investment operations:

Net investment income                                                .52(b)

Net realized and unrealized gain (loss) on investment
transactions                                                        2.78
                                                              ------------------
Total from investment operations                                    3.30
                                                              ------------------
Less distributions from net realized gains on investment
transactions                                                       (5.56)

                                                              ------------------
Net asset value, end of period                                    $50.14
                                                              ------------------
--------------------------------------------------------------------------------
Total Return (%) (a)                                                6.60**

Ratios and Supplemental Data

Net assets, end of period ($ millions)                                23

Ratio of operating expenses, to average daily net assets (%)        1.08*

Ratio of net investment income to average daily net assets (%)      1.02*

Portfolio turnover rate (%)                                         79.9

(a)  Based on monthly average shares outstanding during the period.

(b) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

*    Annualized

**   Not annualized

                         21 - Scudder International Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

Effective April 3, 1998, under an "Agreement and Plan of Reorganization" (the "Reorganization") the Fund offered an additional class of shares. As part of this transaction, the Fund now comprises two share classes: International Shares and Barrett International Shares. Existing shares of the International Fund were redesignated as International Shares and existing shares of Institutional International Equity Portfolio were redesignated as Barrett International Shares. Under the Reorganization, the Fund acquired substantially all of the assets and liabilities of Institutional International Equity Portfolio in the tax-free reorganization to Scudder International Fund in exchange for 401,812 shares of common stock of the Barrett International Share Class (valued at $21,054,972 unaudited). The net assets of Institutional International Equity Portfolio transferred included unrealized appreciation of $4,790,940 (unaudited).

Investment income and realized and unrealized capital gains and losses, and certain fund-level expenses, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective shareholder services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

                         22 - Scudder International Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

                         23 - Scudder International Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                              B. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                                                    Year ended                             Year ended
                                                                  March 31, 1999                         March 31, 1998
                                                       -----------------------------------  ------------------------------------
                                                           Shares            Dollars             Shares            Dollars

International Shares

Shares outstanding at beginning of period .........        55,412,474    $1,982,910,413         53,734,143    $1,921,042,575
                                                       --------------    --------------     --------------    --------------
Shares sold .......................................        44,060,365     2,235,959,213         21,147,508     1,071,204,110

Shares issued to shareholders in reinvestment
  of distributions ................................         5,925,727       288,615,427          5,897,787       269,844,500

Shares redeemed ...................................       (43,688,877)   (2,231,145,939)      (25,366,964)    (1,288,548,383)
                                                       --------------    --------------     --------------     --------------
Net increase (decrease) ...........................         6,297,215       293,428,701         1,678,331         52,500,227
                                                       --------------    --------------     --------------     --------------
Shares outstanding at end of period ...............        61,709,689    $2,276,339,114         55,412,474    $1,973,542,802
                                                       --------------    --------------     --------------     --------------


Barrett International Shares*

Shares outstanding at beginning of period .........                --    $           --
                                                       --------------    --------------

Shares issued in tax-free reorganization ..........           401,812        21,054,972

Shares sold .......................................            32,214         1,676,680

Shares issued to shareholders in reinvestment
  of distributions ................................            36,722         1,789,941

Shares redeemed ...................................            (9,908)         (500,772)
                                                       -------------     -------------

Net increase (decrease) ...........................           460,839        24,020,821
                                                       -------------     -------------
Shares outstanding at end of period ...............           460,840    $   24,020,821
                                                       -------------     -------------


*For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

                         24 - Scudder International Fund

                      C. Purchases and Sales of Securities

During the year ended March 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $2,234,157,696 and $2,228,313,830, respectively.

                               D. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the year ended March 31, 1999, the fees pursuant to this agreement amounted to $23,819,941, of which $2,051,746 is unpaid at March 31, 1999. This was equivalent to an annual effective rate of .81% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries plc ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the classes of the Fund. For the year ended March 31, 1999, the amount charged by SSC to the International and Barrett International classes for services to shareholders is $3,098,197 and $4,857, respectively, of which $254,188 is unpaid at March 31, 1999.

The International Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended March 31, 1999, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $817,498.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the International Shares of the Fund. For the year ended March 31,

                         25 - Scudder International Fund

1999, the amount charged to the International Shares of the Fund by STC aggregated $2,067,603, of which $368,765 is unpaid at March 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $893,682, of which $150,939 is unpaid at March 31, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended March 31, 1999, Directors' fees and expenses aggregated $63,387.

                                 E. Commitments

As of March 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulted in net unrealized depreciation of $395,932.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement        (Depreciation)
            Contracts to Deliver                   In Exchange For                Date               (U.S.$)
     ------------------------------------ ----------------------------------  --------------   --------------------

     Japanese Yen      9,845,626,279      U.S. Dollars          84,511,814       9/7/99              (395,932)
                                                                                               --------------
                                                                                                     (395,932)
                                                                                               ===============

                                F. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                         26 - Scudder International Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
May 20, 1999

                         27 - Scudder International Fund

                                 Tax Information

The Fund paid distributions of $5.56 per share from net long-term capital gains during its year ended March 31, 1999. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $506,000,000 as capital gain dividends for its fiscal year ended March 31, 1999.

The Fund paid foreign taxes of $6,500,000 and earned $19,000,000 of foreign source income during the year ended March 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.105 per share as foreign taxes paid and $0.306 per share as income earned from foreign sources for the year ended March 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

                         28 - Scudder International Fund

                           Shareholder Meeting Results



A Special Meeting of Shareholders (the "Meeting") of Scudder International Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.



                                Number of Votes:
                                ----------------

       For              Against               Abstain        Broker Non-Votes*

   29,056,588           609,738               799,535                0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

       For              Against               Abstain        Broker Non-Votes*

   25,857,132          1,109,638             1,080,563           2,418,528

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                         29 - Scudder International Fund

                                    This Page
                                  intentionally
                                   left blank.

                         30 - Scudder International Fund

                                    This Page
                                  intentionally
                                   left blank.

                         31 - Scudder International Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Luers
Director; Chairman and
President of the U.N.
Association of the U.S.A.

Kathryn L. Quirk*
Director; Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary

                        *Scudder Kemper Investments, Inc.

                         32 - Scudder International Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                         33 - Scudder International Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         34 - Scudder International Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                         35 - Scudder International Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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